Kaman Corporation (NASDAQ-GS: KAMN)
Kaman Corporation (NASDAQ-GS: KAMN)
KeyBanc Capital Markets
Industrial, Automotive and Transportation Conference
June 3, 2009

Slide 2
RECENT SIGNIFICANT EVENTS
 ✓ September 2007 - Neal Keating joined Kaman as President under a planned succession (assumed Chairman and CEO titles during 2008)
 ✓ December 2007 - Sold Music segment to Fender focusing the company on its core industrial distribution and aerospace businesses
 ✓ March 2008 - Reached settlement with Commonwealth of Australia, resolving helicopter program
 ✓ June 2008 - Acquired Brookhouse Holdings Limited (UK) establishing a European footprint in Aerostructures and diversify customer and platform base
 ✓  2008 - Completed first acquisitions in industrial distribution since 2003

MANAGEMENT TRANSITION (Previous Experience)
Slide 3
 ✓ Neal Keating, Chairman, President and CEO
   (Hughes Supply, GKN Aerospace, Rockwell Collins, Rockwell Automation)
 ✓ Greg Steiner, President, Kaman Aerospace Group
   (GE Aviation/Smiths, Curtis-Wright, Rockwell Collins, Texas Instruments)
 ✓ Bill Denninger, Senior Vice President and CFO
   (Barnes Group, BTR Plc, ITT Corporation)
 ✓ Phil Goodrich, Vice President Business Development
   (Barnes Group, Ametek, General Signal, Seagram, Philip Morris)
 ✓ Rob Starr, Vice President and Treasurer
   (Crane Co., Aetna, Fisher Scientific Int’l, Salomon Smith Barney, Chase
  Securities)

Aerospace:

- Aerostructures
- Precision Products
- Helicopters
- Specialty Bearings

11%
6%
9%
12%
62%

Slide4

Distribution:
Industrial Distribution
2008 SALES $1.25 BILLION

2008 Sales $777 million
INDUSTRIAL DISTRIBUTION SEGMENT

Slide 6
INDUSTRIAL DISTRIBUTION SEGMENT

Third largest industrial distribution firm in $20 billion power transmission market.
Strategy:
 ♦ Expand our geographic footprint in major industrial markets to enhance our position in the competition for national and regional accounts
 ♦ Broaden our product offerings to gain additional business from existing customers and new opportunities from a wider slice of the market

Customers:
 ♦ Broad cross section of industry with more than 50,000 customers served from local branches in 72 of the top 100 U.S. Industrial markets. Growing national account base.

Slide 7
ACQUISITIONS: Strategic Fit
 ▪ Support corporate strategy of accelerating growth of KIT
 ▪ Add additional product lines to our portfolio
 ▪ Increase our capability to service national and regional customers
 ▪ Add proven management teams and dedicated employees
 ▪ Industrial Supply Corporation, Richmond, VA, acquired March 31, 2008
 • Adds $55 million in annual sales
 • Increases Kaman’s presence in Virginia and North Carolina markets
 ▪ INRUMEC, Gurabo, Puerto Rico, Acquired October 3, 2008
 • Adds $13 million in annual sales from four branches in Puerto Rico
 • Provides a presence for Kaman in the important Puerto Rico market while avoiding the costs and time of building a greenfield operation to support national account growth

KIT Branch Location
Distribution Center
ISC Branch Location
INRUMEC Location
Slide 8
KAMAN INDUSTRIAL TECHNOLOGIES LOCATIONS

KAMAN

Key Suppliers

Kaman Industrial Technologies
KAMAN

SKF
Martin
REXNORD
INA
DIAMOND CHAIN COMPANY
FAG
SEW EURODRIVE
Gates
TIMKEN
Browning
Boston Gear
NORGREN
Torrington
Fafnir
Morse
FALK a good name in industry
MOTION & CONTROL NSK
LOCTITE
DODGE
SEALMASTER
Warner Electric
OMRON
GOODYEAR ENGINEERED PRODUCTS
RELIANCE ELECTRIC
COOPER
US MOTORS
BALDOR MOTORS • DRIVES • GENERATORS
TB Wood's
IR Ingersoll Rand
DOW CORNING
EMERSON Motor Technologies
Rockwell Automation
THOMSON
YASKAWA

Slide 9
INDUSTRIAL DISTRIBUTION SEGMENT

AEROSPACE SEGMENT:
FOUR AEROSPACE BUSINESSES
2008 Sales $477 million

Slide 11
SPECIALTY BEARINGS DIVISION:
Bloomfield, CT and Dachsbach, Germany
Designs and manufactures proprietary self-lubricating
airframe bearings
Programs:
 ♦ Kaman products are used in nearly all military and
 commercial aircraft
Strategy:
 ♦  Continue to be the leading high performance specialty
 bearing company in the world by maintaining superior
 product performance through technology enhancement,
 application engineering expertise and continued lean
 manufacturing excellence
Business Mix (approximate):
 ♦  Commercial 75%, Military 25%
 ♦  OEM 60%, After-Market 40%

KAMAN

	2000	2008	Improvement
Sales	$54 Million	$142 Million	+ 163%
Return on Identifiable Assets	64%	89%	+ 25%
Headcount (year-end)	410	612	
Sales Per Employee	$131,700	$232,000	+ 76%
On-Time Deliveries	<50%	>90%	+ 40%
Lead Time	12-18 Weeks	4-8 Weeks	+≈60%

Slide 12
SPECIALTY BEARINGS: Lean Journey

Slide 13

PRECISION PRODUCTS DIVISION:
Middletown, CT & Orlando, FL
Fuzing Segment: Middletown, CT and Orlando, FL
Manufactures safe, arm and fuzing devices for major missile and bomb programs.
 ♦  Principal Missile programs: AMRAAM, ATACMS,
 Harpoon, Maverick, Standard and Tactical Tomahawk
 ♦ Principal Bomb program: Joint Programmable Fuze
 ♦ Division includes Measuring & Memory systems products.
Strategy:
 ♦ Become the established leader in bomb and missile fuzes,
 specialized memory products, precision measuring devices and electro-optic sensor systems for military and commercial
 applications
Principal customers:
 ♦ U.S. and allied militaries, Boeing General Dynamics, Lockheed and Raytheon.
Business Mix:
 ♦ Military 97%, Commercial 3%

Slide 14
HELICOPTERS DIVISION: Bloomfield, CT
Helicopters Segment: Bloomfield, CT
Full service helicopter subcontractor. Supports legacy SH-2G
Super Seasprite and K-MAX “Aerial Truck” helicopters.
Principal programs:
 ♦ Major maintenance and upgrades to Egyptian SH-2G(E)
 ♦ BLACK HAWK subcontract for Sikorsky
 ♦ Remarketing eleven SH-2G (I) helicopters
Strategy:
 ♦ Leverage systems knowledge and lean manufacturing to
 take advantage of emerging assembly/subcontracting and
 after-market/retrofit opportunities as helicopter prime
 manufacturers focus on system design, integration, and
 final assembly
Principal customers:
 ♦ ♦The governments of Egypt, New Zealand and Poland;
 Sikorsky and MDHI
Business Mix:
 ♦ Military 80%, Commercial 20%

Slide 15
AEROSTRUCTURES DIVISION:
Jacksonville, FL; Wichita, KS; and Manchester, UK
 Produces parts and subassemblies for Tier 1 and Prime
 Manufacturers; designs and builds mold and assembly tooling;
 and provides after-market support for UK MoD platforms
 ♦ Military: Boeing C-17, Sikorsky BLACK HAWK helicopter,
 Sikorsky MH-92 helicopter, Joint Strike Fighter (JSF), A-400M,
 A-10
 ♦ Commercial: Boeing 777 and 767, A330/340, new large wide-
 body program
 Strategy:
 ♦ Expand our global market position as a supplier of complex, composite and metallic structures and integrated subsystems for military and commercial aircraft
 Business Mix:
 ♦ Military 73%, Commercial 27%

Slide 16
 Talented, committed employees - Proven management team
BROOKHOUSE HOLDINGS, LTD.: Strategic Fit
 ▪ Acquired June 2008, $55 million in annual sales
 ▪ Accelerates growth and increases scale in Aerostructures market
 ▪ Enhances our composite capabilities - RFI technology provides differentiator
 ▪ Balanced portfolio of platforms and mix of business
 • 47% Commercial, 53% Military
 • 66% OEM, 34% Repair and Overhaul
 ▪ Adds a world class tooling capability to Kaman’s portfolio
 ▪ Provides entry into higher margin aftermarket services business

Commercial Aircraft		
Key Platforms	*Kaman*	*Brookhouse*
B-737	√	
B-767	√	
B-777	√	
A-320		√
A-330 / 340		√
A-350		Pending
Unidentified new wide body		√

Military Aircraft		
Key Platforms	*Kaman*	*Brookhouse*
UH-60	√	
C-17	√	
A-10	√	
F-35 (JSF)		√
Eurofighter		√
A-400 M		√
T-45 Goshawk		√

Slide 17
 Complementary platform positions - improves diversification
AEROSTRUCTURES: Platforms

AEROSTRUCTURES WICHITA UPDATE
Slide 18
■ Recovery Actions
 ❒ Installed new leadership
 ❒ Invested in people, tooling, and equipment to rebuild infrastructure
 ❒ Holding monthly operating reviews on-site and tracking key operating metrics to ensure progress
■ Results
 ❒ Resumed production for major customer
 ❒ AS9100 certification reinstituted
 ❒ NADCAP audit successfully completed in Q109
 ❒ Targeting break-even results late 2009/early 2010

 ▪ Aerostructures - Follow through on significant new business opportunities (e.g. JSF, C-27J)
 ▪ Precision Products - Win sole source award with improved pricing on
 JPF USG sales under options 6, 7 and 8
 ▪ Industrial Distribution - Optimize profitability in downturn, and capitalize on acquisition opportunities for regional/local competitors
 ▪ Company-wide - achieve $35M To $40M free cash flow
Slide 19
 ▪ Helicopters - Comprehensive marketing program for eleven SH-2G(I) aircraft, significant P&L upside potential
 ▪ Specialty Bearings - Maintain profit margin in light of slowing commercial aerospace market
2009 KEY INITIATIVES

(In Millions)	As of 4/3/09	As of 12/31/08	As of 12/31/07
1. Cash and Cash Equivalents	11.0	$8.2	$73.9
2. Notes Payable and Long-term Debt	106.7	$94.2	$12.9
3. Shareholders’ Equity	276.9	$274.3	$394.5
4. Debt as % of Total Capitalization	27.8%	25.6%	3.2%
5. Capital Expenditures (YTD Continuing Operations)	2.2	$16.0	$14.2
6. Depreciation & Amortization (YTD Continuing Operations)	3.8	$12.8	$9.9
BALANCE SHEET AND CAPITAL FACTORS
Slide 20

Slide 21
Forward-Looking Statements
Forward-looking Statements
This presentation may contain forward-looking information relating to the company's business and prospects, including the Aerospace and
Industrial Distribution businesses, operating cash flow, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations. Those uncertainties include, but are not limited to: 1) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; 2) political conditions in countries where the company does or intends to do business; 3) standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; 4) domestic and foreign economic and competitive conditions in markets served by the company, particularly the defense, commercial aviation and industrial production markets; 5) risks associated with successful implementation and ramp up of significant new programs; 6) management's success in resolving operational issues at the Aerostructures
Wichita facility; 7) successful negotiation of the Sikorsky Canadian MH-92 program; 8) successful resale of the aircraft, equipment and spare parts obtained in connection with the Australia SH-2G (A) program termination; 9) receipt and successful execution of production orders for the JPF U.S. government contract, including the exercise of all contract options, successful negotiation of price increases with the U.S.
government, and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; 10)
satisfactory resolution of the company’s litigation with the U.S. Army procurement agency relating to the FMU-143 program; 11) continued
support of the existing K-MAX helicopter fleet, including sale of existing K-MAX spare parts inventory; 12) cost growth in connection with environmental remediation activities at the Bloomfield, Moosup and New Hartford, CT facilities and our recently acquired Brookhouse facilities;
13) profitable integration of acquired businesses into the company's operations; 14) changes in supplier sales or vendor incentive policies; 15)
the effects of price increases or decreases; 16) pension plan assumptions and future contributions; 17) future levels of indebtedness and capital expenditures; 18) continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs therefor; 19) the effects of currency exchange rates and foreign competition on future operations; 20) changes in laws and regulations, taxes, interest rates, inflation rates, general business conditions and other factors; 21) future repurchases and/or issuances of common stock; and
22) other risks and uncertainties set forth in the company's annual, quarterly and current reports, and proxy statements. Any forward-looking information provided in this presentation should be considered with these factors in mind. The company assumes no obligation to update any forward-looking statements contained in this presentation.
Contact:
Eric B. Remington, Vice President
(860) 243-6334
Eric.Remington@kaman.com

APPENDIX
38%
2008 Sales $1.25 billion
Slide A-1

1 Corporate expense percentage is to Total Sales
(In thousands) SEGMENTS	Net Sales		Operating Income/(Loss)		Operating Margin
	Q1 2009	Q1 2008	Q1 2009	Q1 2008	Q1 2009	Q1 2008
1. Industrial Distribution	$176,906	$182,165	$2,779	$9,073	1.6%	5.0%
AEROSPACE 2. Specialty Bearings	35,767	36,079	11,912	12,968	33.3%	35.9%
3. Precision Products	20,686	24,130	253	1,805	1.2%	7.5%
4. Helicopters	16,364	14,614	1,672	858	10.2%	5.9%
5. Aerostructures	44,312	28,793	1,460	(1,015)	3.3%	(3.5%)
6. Subtotal Aerospace	117,129	103,616	15,297	14,616	13.1%	14.1%
7. Net gain/(loss) on sale of assets			93	(110)
8. Corporate expense			(8,766)	(9,796)	[1] (3.0%)	[1](3.4%)
9. Sales/Op. inc. from continuing ops	$294,035	$285,781	$9,403	$13,783	3.2%	4.8%

Slide A-2
INCOME STATEMENT HIGHLIGHTS
For quarters ended April 3, 2009 and March 28, 2008

1 Corporate expense percentage is to Total Sales
(In thousands) SEGMENTS	Net Sales		Operating Income/(Loss)		Operating Margin
	2008	2007	2008	2007	2008	2007
1. Industrial Distribution	$ 776,970	$ 700,174	$35,397	$33,038	4.6%	4.7%
AEROSPACE 2. Specialty Bearings	141,540	124,009	50,168	41,387	35.4%	33.4%
3. Precision Products	118,009	87,455	7,299	10,546	6.2%	12.1%
4. Helicopters	69,435	72,031	10,066	2,631	14.5%	3.7%
5. Aerostructures	147,641	102,362	(5,925)	13,219	(4.0%)	12.9%
6. Subtotal Aerospace	476,625	385,857	61,608	67,783	12.9%	17.6%
7. Net gain/(loss) on sale of assets			221	2,579
8. Corporate expense			(31,960)	(38,672)	[1] (2.5%)	[1](3.6%)
9. Sales/Op. inc. from continuing ops	$1,253,595	$1,086,031	$65,266	$64,728	5.2%	6.0%

Slide A-3
INCOME STATEMENT HIGHLIGHTS
For years ended December 31, 2008 and 2007